Exhibit 99.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of EPIX Medical, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 14, 2002	/s/ Michael D. Webb
Michael D. Webb
Chief Executive Officer
(Principal Executive Officer)

Dated:	November 14, 2002	/s/ Pamela E. Carey
Pamela E. Carey
Vice President, Finance and Administration and Chief Financial Officer
(Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.